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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) August 29, 2001
                                                       ---------------


                                 VOXWARE, INC.
                                ---------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-21403               36-3934824
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  (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
        of Incorporation)                                   Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey                     08648
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(Address of Principal Executive Offices)                              (Zip Code)


                                (609) 514-4100
                  ------------------------------------------
                       (Registrant's telephone number,
                             including area code)



      ----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On August 29, 2001, Voxware, Inc. (the "Company") entered into an Exchange Agreement (the "Exchange Agreement") with Castle Creek Technology Partners, LLC (the "Investor") which modified the terms of the private placements that the Company had entered into with the Investor in August 2000 and April 2001.

     On August 15, 2000, the Company sold to the Investor 4,000 shares of Series A Preferred Stock, $0.001 par value (the "Series A Preferred Stock") and a Warrant (the "2000 Warrant") to purchase 727,273 shares of Common Stock, $0.001 par value (the "Common Stock") for an aggregate purchase price of $4 million, pursuant to the terms of a Securities Purchase Agreement (the "2000 Securities Purchase Agreement"). The number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock was limited to 2,850,413 shares.


     On April 19, 2001, the Company sold to the Investor 714,000 shares of Common Stock and a Warrant (the "2001 Warrant") to purchase 2,142,000 shares of Common Stock for an aggregate purchase price of $242,000, pursuant to the terms of a Securities Purchase Agreement (the "2001 Securities Purchase Agreement"). The Common Stock was sold at a price of $0.34 per share. In addition, the Investor was granted rights pursuant to which it could receive additional warrants to purchase shares of Common Stock (the "Additional Warrants"). The Additional Warrants, if issued, would have a term of ten years and an exercise price of $0.01. The Additional Warrants were issuable to afford anti-dilution protection during specified time periods with respect to: the shares issuable upon conversion of the Series A Preferred Stock; the shares issued pursuant to the 2001 Securities Purchase Agreement; and the shares issuable upon the exercise of the 2001 Warrant, in the event the Company issued Common Stock at a per share price less than $0.34. The Additional Warrants were also issuable to afford protection against the restrictions of the limitation on conversion of the Series A Preferred Stock, in the event the Company increased the number of shares of Common Stock outstanding. The Company and the Investor also entered into a Registration Rights Agreement (the "2001 Registration Rights Agreement") pursuant to which the Company agreed to file a Registration Statement with the Securities and Exchange Commission (the "SEC") relating to the shares of Common Stock purchased pursuant to the 2001 Securities Purchase Agreement. Since this registration statement was not declared effective by the SEC by the 90th day following the closing of the 2001 Securities Purchase Agreement, the Company was obligated to issue to the Investor a warrant to purchase 708,656 additional shares of Common Stock of the Company (the "Remedy Warrant"). The exercise price of the Remedy Warrant is $0.01 per share.

     By execution of the Exchange Agreement, the Company agreed to the following modifications to the private placements:

     First, all of the outstanding shares of Series A Preferred Stock will be exchanged for the same number of shares of Series B Preferred Stock, $0.001 par value (the "Series B Preferred Stock") upon the effectiveness of the registration described below. As of the date of execution of the Exchange Agreement there were 3,635 shares of Series A Preferred Stock outstanding. The rights, preferences and privileges of the Series B Preferred Stock are as described in the certificate of designations filed with the Secretary of State of the State of Delaware on August 29, 2001, as amended (the "Certificate of Designations"). The rights, preferences and privileges of the Series B Preferred Stock are substantially similar to those of the Series A Preferred Stock, except that they are

                                      -2-
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amended in order to include the anti-dilution protection for the Series A
Preferred Stock which was afforded by the applicable Additional Warrant provisions in the 2001 Securities Purchase Agreement. In addition, the limitation on conversion of the Series B Preferred Stock was eliminated from the Certificate of Designations, and by the Exchange Agreement the Investor agreed to limit the aggregate number of shares issuable upon conversion of the Series B Preferred Stock to 3,956,997. Series A Preferred Stock had previously been converted into 1,043,003 shares of Common Stock.

     Second, the 2001 Warrant was cancelled and a new warrant (the "New Warrant") was issued, the terms of which are substantially similar to the 2001 Warrant except that it does not contain the provision of the 2001 Warrant which required that the Company's right to require the Investor to exercise the 2001 Warrant be conditioned, among other things, on the Company's Common Stock trading at a minimum market price.

     Third, the 2000 Warrant was amended to eliminate the provision which required a minimum exercise price for the exercise of the 2000 Warrant to purchase shares in excess of a specified number.

     Finally, the 2001 Registration Rights Agreement was amended to require the registration of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the New Warrant and the Remedy Warrant, and to obligate the Company to register the shares of Common Stock issuable upon the exercise of the Additional Share Warrants, if issued.

     The securities issued in the private placements were offered and sold pursuant to an exemption from the registration requirements provided by Regulation D under the Securities Act of 1933, as amended. A copy of the Certificate of Designations and the Exchange Agreement, together with the form of the New Warrant and the Remedy Warrant attached as exhibits thereto, were filed as exhibits to the registration statement filed with the SEC on August 30, 2001, and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Exhibits.
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     Exhibit No.        Description
     -----------        -----------

         3.1 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on August 29, 2001, incorporated by reference to the registrant's Form S-2 filed on August 30, 2001.

        10.5 Exchange Agreement, dated as of August 29, 2001, by and between Voxware, Inc. and Castle Creek Technology Partners, LLC, together with the form of New Warrant and Remedy Warrant attached as exhibits thereto, incorporated by reference to the registrant's Form S-2 filed on August 30, 2001.

                                      -3-
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             VOXWARE, INC.



                             By: /s/ Nicholas Narlis
                                --------------------------------------------
                                 Nicholas Narlis
                                 Senior Vice President, Chief Financial
                                   Officer, Secretary and Treasurer
                                    (Principal Financial Officer)


Dated:  September 5, 2001